UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 3, 2025

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FDCT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 3, 2025, the board of directors of FDCTech, Inc. (the “Company”) approved the dismissal of Olayinka Oyebola & Co. (“Olayinka”) as its independent registered public accounting firm due to recent changes in Olayinka’s status by OTC Markets Group as a Prohibited Service Provider.

The Company retained Olayinka from July 2, 2024, to April 3, 2025. During this period, Olayinka conducted the audit for the fiscal year ending December 31, 2024, and 2023 and reviewed the quarterly reports. There were no disagreements with Olayinka on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Olayinka, would have caused Olayinka to refer to the matter in its reports on the Company’s financial statements for such periods.

The Company provided Olayinka with a copy of the disclosures in the preceding paragraph and requested that Olayinka furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Olayinka provided a letter dated April 3, 2025, stating its agreement with such statements, which is included as exhibit 16.1 to this Current Report on Form 8-K.

On April 3, 2025, the Company, based on the decision of its board of directors, approved the engagement of Lao Professionals (“LAO”) to serve as the Company’s independent registered public accounting firm, commencing April 3, 2025. LAO is a member of the Public Company Accounting Oversight Board (PCAOB) in the United States.

During the fiscal years ended December 31, 2024, and 2023, and through the date of the Board of Directors’ decision, the Company did not consult LAO Professionals with respect to the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements. Furthermore, there were no consultations with LAO on any matters that were the subject of a disagreement or a reportable event as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Olayinka Oyebola & Co. dated April 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

April 4, 2025	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Executive Officer)